Exhibit (j)(2)

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that each of the persons whose name appears below hereby nominates, constitutes and appoints Patricia A. Maxey and Bruce J. Smith (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, for him or her and on his or her behalf and in his or her place and stead in any way and all capacities, to make, execute and sign all amendments and supplements to the Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 of Van Eck Funds, Inc. (the "Fund"), and to file the same with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of common stock of the Fund, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys and each of them, full power and authority to perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as each of the undersigned Directors himself or herself might or could do.

         IN WITNESS WHEREOF, the undersigned Directors have hereunto set their hands this 27th day of April, 2004.




/s/ Richard C. Cowell                            /s/ David J. Olderman
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Richard C. Cowell                                David J. Olderman
Director                                         Director



/s/ Ralph F. Peters                              /s/ Richard D. Stamberger
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Ralph F. Peters                                  Richard D. Stamberger
Director                                         Director



/s/ Jan F. van Eck                               /s/ Derek S. van Eck
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Jan F. van Eck                                   Derek S. van Eck
Director                                         Director